                                                                   Exhibit 10.28

                            STOCK PURCHASE AGREEMENT

                                      Among

                                RADIO UNICA CORP.

                                       and

                                JOAQUIN F. BLAYA

                                       and

                                   BLAYA, INC.

                            Dated as of June 10, 1998

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                                TABLE OF CONTENTS
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ARTICLE 1
         SALE AND PURCHASE OF SHARES................................................................2
                  Section 1.1       Sale and Purchase of Shares.  ..................................2
                  Section 1.2       Consideration.  ................................................2
                  Section 1.3       Payment of Purchase Price.  ....................................2

ARTICLE 2

         REPRESENTATIONS AND WARRANTIES OF..........................................................2
                  Section 2.1       Absence of Certain Changes.  ...................................2
                  Section 2.2       Authority.  ....................................................2
                  Section 2.3       Non-Contravention.  ............................................3
                  Section 2.4       Capitalization.  ...............................................3
                  Section 2.5       Organization; Authority.  ......................................3
                  Section 2.6       Actions.  ......................................................4
                  Section 2.7       No Liabilities.  ...............................................4
                  Section 2.8       No Defaults.  ..................................................4
                  Section 2.9       Enforceability of Agreement.  ..................................5
                  Section 2.10      The Capital Stock.  ............................................5
                  Section 2.11      Properties.  ...................................................5
                  Section 2.13      Intellectual Property.  ........................................6
                  Section 2.14      Taxes.  ........................................................6
                  Section 2.15      Insurance.  ....................................................6

ARTICLE 3

         REPRESENTATIONS AND WARRANTIES OF PURCHASER................................................7
                  Section 3.1       Organization of Purchaser.  ....................................7
                  Section 3.2       Authority of Purchaser.  .......................................7
                  Section 3.3       Non-Contravention.  ............................................7

ARTICLE 4

         PRE-CLOSING FILINGS AND UNDERTAKINGS.......................................................8
                  Section 4.1       Applications for FCC Consent.  .................................8
                  Section 4.2       Sharing Information.  ..........................................8

ARTICLE 5

         COVENANTS AND AGREEMENTS
         OF SELLER AND THE COMPANY..................................................................9
                  Section 5.1       Negative Covenants.  ...........................................9
                           5.1(a)   Dispositions; Mergers...........................................9
                           5.1(b)   Additional Agreements...........................................9
                  Section 5.2       Affirmative Covenants.  .......................................10
                           5.2(a)   Normal Operations..............................................10

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                           5.2(b)   FCC Matters....................................................10
                           5.2(c)   Actions........................................................10
                  Section 5.3       Confidentiality.  .............................................10

ARTICLE 6

         COVENANTS AND AGREEMENTS OF PURCHASER.....................................................11
                  Section 6.1       Confidentiality.  .............................................11
                  Section 6.2       Actions.  .....................................................11

ARTICLE 7

         CONDITIONS PRECEDENT

         TO PURCHASER'S OBLIGATION TO CLOSE........................................................12
                  Section 7.1       Representation and Covenants.  ................................12
                  Section 7.2       Delivery of Documents.  .......................................12
                  Section 7.3       FCC Order.  ...................................................12
                  Section 7.4       Legal Proceedings.  ...........................................12

ARTICLE 8

         CONDITIONS PRECEDENT TO...................................................................13
                  Section 8.1       Representations and Covenants.  ...............................13
                  Section 8.2       Delivery by Purchaser.  .......................................13
                  Section 8.3       FCC Order.  ...................................................13
                  Section 8.4       Legal Proceedings.  ...........................................13

ARTICLE 9

         THE CLOSING...............................................................................14
                  Section 9.1       Closing.  .....................................................14
                  Section 9.2       Delivery by Seller and the Company.  ..........................14

                           9.2(a)  Contracts, Agreements and Instruments...........................14
                           9.2(b)  Certified Resolutions...........................................14
                           9.2(c)  Officers' Certificates..........................................14
                           9.2(g)  Other Documents.................................................15
                  Section 9.3       Delivery by Purchaser.  .......................................15
                           9.3(a)  Purchase Price Payment..........................................15
                           9.3(b)  Purchaser Documents.............................................15
                           9.3(c)  Certified Resolution............................................15
                           9.3(d)  Officers' Certificate...........................................15
                           9.3(e)  Other Documents.................................................16

ARTICLE 10

         SURVIVAL..................................................................................16
                  Section 10.1      Survival of Representations.  .................................16
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ARTICLE 11

         TERMINATION...............................................................................16
                  Section 11.1      Termination.  .................................................16
                  Section 11.2      Effect of Termination.  .......................................17

ARTICLE 12

         REMEDIES..................................................................................17
                  Section 12.1      Default by Seller.  ...........................................17
                  Section 12.2      Default by Purchaser.  ........................................17
                  Section 12.3      Remedies Not Exclusive.  ......................................17

ARTICLE 13

         GENERAL PROVISIONS........................................................................18
                  Section 13.1      Notices.  .....................................................18
                  Section 13.2      Waiver.  ......................................................19
                  Section 13.3      Benefit and Assignment.  ......................................19
                  Section 13.4      Entire Agreement; Amendment.  .................................20
                  Section 13.5      Severability.  ................................................20
                  Section 13.6      Headings.  ....................................................20
                  Section 13.7      Governing Law.  ...............................................20
                  Section 13.8      Signature in Counterparts.  ...................................20

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


                            STOCK PURCHASE AGREEMENT

                  This STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of June 10, 1998, by and among Radio Unica Corp., a Delaware corporation ("Purchaser"), Blaya, Inc., a Delaware corporation (the "Company"), and Joaquin
F. Blaya, an individual ("Seller").

                  WHEREAS, the Company is the owner and operator of radio station KXYZ (AM), licensed to Houston, Texas (the "Station");

                  WHEREAS, Purchaser and the Company have entered into a Time Brokerage Agreement ("TBA"), dated as of December 24, 1997, whereby the Company has made available to Purchaser substantial broadcasting time on the Station;

                  WHEREAS, Purchaser owns 800 shares of Class B Common Stock of the Company which shares represent 49.9% of the voting power of the Company and Seller owns 200 shares of the Class A Common Stock of the Company which represent 50.1% of the voting power of the Company;

                  WHEREAS, Seller and Purchaser have entered into that certain Pledge Agreement, dated as of March 10, 1998 ("Pledge Agreement"), and that certain Stockholders Agreement, dated as of March 10, 1998 ("Stockholders Agreement"); and

                  WHEREAS, in connection with the Pledge Agreement, the Stockholders Agreement and the TBA, Purchaser desires to purchase from Seller all of Seller's Class A Common Stock of the Company (the "Shares");

                  In consideration of the mutual covenants, agreements, representations and warranties herein set forth, it is hereby agreed between Seller and Purchaser as follows:


                                    ARTICLE 1

                           SALE AND PURCHASE OF SHARES

                  Section 1.1 Sale and Purchase of Shares. Subject to the terms and conditions hereof and in reliance upon the representations, warranties, covenants and agreements contained herein, at the closing (the "Closing"), Seller shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser agrees to purchase from Seller, all of Seller's right, title and interest in and to the Shares.

                  Section 1.2 Consideration. The consideration for the sale of the Shares shall be $160,000 (the "Purchase Price").

                  Section 1.3 Payment of Purchase Price. At the Closing, Purchaser shall pay the Purchase Price due from Purchaser hereunder by wire transfer of immediately available federal funds to the account or accounts identified by Seller in writing not less than three (3) days prior to the date of the Closing (the "Closing Date").

                                    ARTICLE 2

                        REPRESENTATIONS AND WARRANTIES OF
                             SELLER AND THE COMPANY

                  As an inducement to the Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby, the Company and Seller represent and warrant to Purchaser as follows:

                  Section 2.1 Absence of Certain Changes. Except as disclosed in
Section 3.1 of a letter dated the date hereof from and previously delivered by the Company to the Purchaser (the "Disclosure Letter"), since the date of the latest bal ance sheet presented to Purchaser, there has been no material adverse change in the business, properties, prospects, operations, condition (financial or other) or results of operations of the Company taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  Section 2.2 Authority. Each of Seller and the Company has all necessary corporate power and corporate authority, and in the case of Seller, capacity, to enter into this Agreement and to consummate the transactions con templated hereby and thereby.

                  Section 2.3 Non-Contravention. The execution, delivery, and performance of this Agreement by the Company and Seller and the consummation of the transactions contemplated thereby by the Company and Seller do not and will not (a) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement, instrument, fran chise, license or permit to which the Company or Seller is a party or by which the Company or the Company's properties or assets may be bound or (b) violate any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body applicable to the Company or Seller or any of the Company's properties or assets, other than such breaches, defaults or violations that are not reasonably expected to impair the ability of the Company or Seller to consummate the transactions contemplated by this Agreement. The execu tion, delivery and performance of this Agreement by the Company and Seller and the consummation of the transactions contemplated thereby do not and will not violate or conflict with any provision of the certificate of incorporation or by-laws of the Com pany, as currently in effect. Except for the approval of the Federal Communications Commission ("FCC") or as otherwise set forth in Section 2.3 of the Disclosure Letter, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any government agency or body applicable to the Company or Seller or any of the Company's properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated thereby.

                  Section 2.4 Capitalization. The Company had, as of the date hereof, an authorized and outstanding capitalization as set forth in Section 2.4 of the Disclosure Letter.

                  Section 2.5 Organization; Authority. The Company does not own or control, directly or indirectly, any subsidiary corporation. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, lease or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company taken as a whole. The Company has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted, except where the failure to possess such requisite power and authority would not have a material adverse effect on the business, properties, prospects, operations, condition (financial or other) or results of operations of the Company taken as a whole.

                  Section 2.6 Actions. Except as described in Section 2.6 of the

Disclosure Letter, there is no litigation or governmental proceeding to which the Company is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company, threatened against the Company which could reasonably be expected to have a material adverse effect on the busi ness, properties, prospects, operations, condition (financial or other) or results of operations of the Company taken as a whole.

                  Section 2.7 No Liabilities. The Company has no material liabilities or obligations (direct or indirect, contingent or absolute, known or unknown, matured or unmatured) of any nature whatsoever, whether arising out of contract, tort, statute or otherwise, except as set forth in Section 2.7 of the Disclosure Letter.

                  Section 2.8 No Defaults. Except as disclosed in Section 2.8 of the Disclosure Letter, the Company is not in violation or default under any provision of its certificate of incorporation, by-laws or other organization documents, and is not in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist an event of default on the part of the Company as defined in such documents which, with notice or lapse of time or both, would con stitute a default, which such violation or default, in either such case, would not have a material adverse effect on the business, properties, prospects, operations, condition (financial or other) or results of operations of the Company taken as a whole.

                  Section 2.9 Enforceability of Agreement. This Agreement has been, and the other agreements to be executed and delivered by Seller and the Company pursuant hereto have been or will be, duly and validly authorized, executed and delivered by Seller and the Company and this Agreement is, and such other agreements when so executed and delivered will be, valid and binding obligations of Seller and the Company, enforceable against each of Seller and the Company in accordance with their terms.

                  Section 2.10 The Capital Stock. (a) All of the outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued and are not now in violation of or subject to any pre emptive rights. Except as disclosed in Section 2.10 of the Disclosure Letter, as of the date hereof, the Company has no outstanding options to purchase, or any preemp tive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.

                  (b) The Shares have been duly and validly authorized by the Com pany and the Shares, when issued, sold and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable.

                  Section 2.11 Properties. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in Section 2.11 of the Disclosure Letter, the Company owns or leases all such properties as are necessary to its operations as now conducted.

                  Section 2.12 FCC Licenses. The Company holds the radio station licenses issued by the FCC as disclosed in Section 2.12 of the Disclosure Letter (the "FCC Licenses"). The FCC Licenses constitute all of the licenses, permits and authorizations from the FCC that are necessary or required for and/or used in the business and operations of the Station. The FCC Licenses are valid and in full force and effect through the dates set forth in Section 2.12 of the Disclosure Letter. Except as set forth in Section 2.12 of the Disclosure Letter, no application, action or proceeding is pending for the renewal or modification of any of the FCC Licenses, and, except for actions or proceedings affecting radio broadcast stations generally, in Section 2.12 of the Disclosure Letter, no application, complaint, action or proceeding is pending or, to the best of the Company's knowledge, threatened that may result in the (i) denial of an application for renewal, (ii) the revocation, modification, non-renewal or suspension of any of the FCC Licenses, (iii) the issuance of a cease-and-desist order relating to the FCC Licenses or the Station, or (iv) the imposition of any administrative or judicial sanction with respect to the Station. The Station, its physical facilities, electrical and mechanical systems and transmitting and studio equipment (i) are being operated in compliance with the specifications of the applicable FCC Licenses, and (ii) are being operated in material compliance with all of the requirements of the Communications Act of 1934, as amended (the "Communications Act"). Seller has complied with all requirements of the FCC and the FAA with respect to the construction and/or alteration of Seller's antenna structures, and "no hazard" determinations for each antenna structure have been obtained. Seller and the Station are in compliance with the Communications Act.

                  Section 2.13 Intellectual Property. Except as disclosed in
Section 2.13 of the Disclosure Letter, the Company has sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its businesses substantially as now conducted.

                  Section 2.14 Taxes. The Company has duly and timely filed all federal, state, local and foreign income, franchise, sales, use, property, employment tax returns required to be filed by it, and all such tax returns are true, correct and complete; and the Company has paid all taxes shown as due thereon (or otherwise assessed) and no tax deficiency has been asserted or threatened against the Company (and no audits or other administrative proceedings or court proceedings exist or have been initiated) which could have a material adverse effect on the business, properties, prospects, operations, condition (financial or otherwise) or results of operations of the Company.

                  Section 2.15 Insurance. The Company maintains insurance of the types and in the amounts generally deemed adequate for its business against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  As an inducement to Seller and the Company to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser hereby represents and warrants to Seller and the Company as follows:

                  Section 3.1 Organization of Purchaser. Purchaser is duly organized and validly existing under the laws of the jurisdiction of its organization.

                  Section 3.2 Authority of Purchaser. Purchaser has the corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms, conditions and provisions hereof. The execution, delivery and performance of this Agreement by Purchaser has been duly authorized by Purchaser. This Agreement is the legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

                  Section 3.3 Non-Contravention. The execution, delivery and performance of this Agreement by Purchaser and the consummation of any of the transactions contemplated hereby by Purchaser will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Purchaser pursuant to any agree ment, instrument, franchise, license or permit to which Purchaser is a party or by which any of its properties or assets may be bound or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body applicable to Purchaser or any of its properties or assets, other than such breaches, defaults or violations that are not reasonably expected to impair the ability of Purchaser to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Purchaser and the consumma tion of the transactions contemplated hereby by Purchaser do not and will not violate or conflict with any provision of the certificate of incorporation or by-laws of Purchaser, as currently in effect. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any government agency or body applicable to Purchaser is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  Section 3.4 Purchaser is qualified under the rules and regulations of the FCC to control the licensee of the Station.


                                    ARTICLE 4

                      PRE-CLOSING FILINGS AND UNDERTAKINGS

                  Section 4.1 Applications for FCC Consent. As promptly as practicable and no later than five (5) business days following the execution of this Agreement, the Company, Seller and Purchaser shall jointly file one or more applications with the FCC requesting its consent to the transfer of control of the FCC Licenses for the Station from Seller to Purchaser (the "Transfer of Control Applications"). The Company, Seller and Purchaser will diligently take, or fully cooperate in the taking of, all necessary and proper steps, and provide any additional information reasonably requested, and use their respective reasonable commercial efforts to resolve and/or overcome objections that may be asserted by the FCC or any third party, in order to obtain promptly the requested consent and approval of the Transfer of Control Applications by the FCC.

                  Section 4.2 Sharing Information. Each party hereto shall as promptly as possible, and in any event within two (2) business days, inform the other parties of any material communications between such party and the FCC or any other governmental authority regarding this Agreement or the transactions contemplated hereby. If any party receives a request for additional information or documentary material from any such governmental authority, then such party shall endeavor in good faith to make, or cause to be made, as promptly as practicable and after consultation with the other parties, an appropriate response to such request.

                                    ARTICLE 5

                         COVENANTS AND AGREEMENTS OF SELLER AND THE COMPANY

                  Section 5.1 Negative Covenants. Pending and prior to the Closing, Seller or the Company, or both, as the case may be, will not, without the prior written consent or approval of Purchaser, which shall not be unreasonably withheld, do or agree to do any of the following, as such actions relate to the Station or the Shares:

                  5.1(a) Dispositions; Mergers. Sell, assign, or otherwise transfer or dispose of any of the Shares or assets of the Company; or merge or consolidate with or into any other entity or enter into any contracts relating thereto; provided, however, that the Company may sell, assign, lease or otherwise transfer or dispose of any asset in the ordinary course of business provided that either (i) it is replaced or (ii) the sale proceeds in respect of such asset are held for the benefit of the Purchaser.

                  5.1(b) Additional Agreements. Acquire or enter into any additional agreements except in the ordinary course of business, or renew, extend, amend, alter, modify, replace or otherwise change any contract, except in the ordinary course of business.

                  5.1(c) Actions Affecting Capitalization. The Company shall not
(i) declare, set aside or pay any dividends, on, or make any other distributions in respect of, any of its capital stock; split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or purchase, redeem or otherwise acquire any shares of capital stock of the Company or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities; (ii) issue, deliver, sell grant pledge or otherwise encumber any shares of its capital stock or other voting securities, or any securities convertible into, or any rights, warrants or options to acquire, any such shares of voting securities, or any phantom stock options, phantom stock appreciation rights or stock based performance units; (iii) amend its articles of incorporation, bylaws or other comparable charter or organizational documents;
(iv) make any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company, except as required by a change in GAAP.

                  Section 5.2 Affirmative Covenants. Pending and prior to the Closing Date, the Company will, as such actions relate to the Station:

                  5.2(a) Normal Operations. Subject to the terms and conditions of this Agreement (including, without limitation, Section 5.1) (i) carry on the business and activities of the Station in the Ordinary Course of Business; (ii) pay or otherwise satisfy all obligations (cash and barter) of the Station as they come due and payable; (iii) maintain all Assets in customary repair, order and condition; and (iv) maintain their books of account, records, and files in substantially the same manner as heretofore maintained.

                  5.2(b) FCC Matters. (i) Maintain the validity of the FCC Licenses, and comply in all material respects with all requirements of the FCC Licenses and the rules and regulations of the FCC; and (ii) deliver to Purchaser, within ten (10) business days after filing, copies of any reports, applications or responses to the FCC related to the Station that are filed between the date of this Agreement and the Closing Date.

                  5.2(c) Actions. Take all actions under the applicable laws and regulations of any state having jurisdiction over the Company necessary to effectuate the transactions contemplated by this Agreement.

                  Section 5.3 Confidentiality. Seller and the Company shall maintain strict confidentiality with respect to all documents and information furnished to them by or on behalf of Purchaser. Nothing shall be deemed to be confidential information that: (a) is known to Seller at the time of its disclosure to them; (b) becomes publicly known or available other than through disclosure by Seller or the Company; (c) is received by Seller or the Company from a third party not actually known by Seller or the Company to be bound by a confidentiality agreement with or obligation to Purchaser; or (d) is independently developed by

Seller or the Company as clearly evidenced by its records. Notwithstanding the foregoing provisions of this Section 5.3, the Company and Seller, as the case may be, may disclose such confidential information (x) to the extent required or deemed advisable to comply with applicable laws and regulations, (y) to the Company's officers, directors, employees, and representatives, and to Seller's financial advisors, attorneys, accountants, and agents with respect to the transactions contemplated hereby (so long as such parties are informed of the confidentiality of such information), and (z) to any governmental authority in connection with the transactions contemplated hereby. In the event this Agreement is terminated, Seller shall return to Purchaser all confidential information prepared or furnished by Purchaser relating to the transactions contemplated hereunder, whether obtained before or after the execution of this Agreement.

                                    ARTICLE 6

                      COVENANTS AND AGREEMENTS OF PURCHASER

                  Section 6.1 Confidentiality. Purchaser shall maintain strict confidentiality with respect to all documents and information furnished to Purchaser by or on behalf of Seller or the Company. Nothing shall be deemed to be confidential information that: (a) is known to Purchaser at the time of its disclosure to Purchaser; (b) becomes publicly known or available other than through disclosure by Purchaser; (c) is received by Purchaser from a third party not actually known by Purchaser to be bound by a confidentiality agreement with or obligation to Seller; or (d) is independently developed by Purchaser as clearly evidenced by its records. Notwithstanding the foregoing provisions of this Section 6.1, Purchaser may disclose such confidential information (x) to the extent required or deemed advisable to comply with applicable laws and regulations, (y) to its officers, directors, employees, representatives, financial advisors, attorneys, accountants, and agents with respect to the transactions contemplated hereby (so long as such parties are informed of the confidentiality of such information), and (z) to any governmental authority in connection with the transactions contemplated hereby. In the event this Agreement is terminated, Purchaser will return to Seller or the Company all confidential information prepared or furnished by Seller or the Company, respectively, relating to the transactions contemplated hereunder, whether obtained before or after the execution of this Agreement.

                  Section 6.2 Actions. Prior to the Closing, Purchaser shall take all action under the applicable laws and regulations of any state having jurisdiction over Purchaser necessary to effectuate the transactions contemplated by this Agreement.

                                    ARTICLE 7

             CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO CLOSE

                  The obligations of Purchaser to purchase the Shares and to proceed with the Closing are subject to the satisfaction (or waiver in writing by Purchaser) at or prior to the Closing of each of the following conditions:

                  Section 7.1 Representation and Covenants. Each of the representations and warranties (other than those representations and warranties which by their terms are as of a specific date) of Seller and the Company made in this Agreement shall be true, correct, and complete as though made on or as of the Closing Date, and the Company or Seller, as the case may be, shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Company or Seller prior to the Closing.

                  Section 7.2 Delivery of Documents. Seller shall have delivered to Purchaser all documents required to be delivered by Seller to Purchaser pursuant to Section 9.2.

                  Section 7.3 FCC Order. The FCC shall have issued an consenting order to the transfer of control to Purchaser of the Company ("the FCC Order").

                  Section 7.4 Legal Proceedings. No governmental authority shall have enacted, enforced, issued or entered any law, rule, regulation or order, including in connection with any action or proceeding brought by a third party (not subsequently dismissed, settled or otherwise terminated) which prohibits or invalidates the transactions contemplated by this Agreement or prevents, limits, restricts or impairs the ownership, use or operation of the Station by Purchaser, other than an action or proceeding instituted by Purchaser

                                    ARTICLE 8

                             CONDITIONS PRECEDENT TO
                 THE COMPANY'S AND SELLER'S OBLIGATION TO CLOSE

                  The respective obligations of the Company and Seller to sell the Shares and to proceed with the Closing are subject to the satisfaction (or waiver in writing by the Company or Seller, as the case may be) at or prior to the Closing of each of the following conditions:

                  Section 8.1 Representations and Covenants. Each of the representations and warranties of Purchaser made in this Agreement shall be true, correct, and complete as though made on or as of the Closing Date, and Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Purchaser prior to the Closing.

                  Section 8.2 Delivery by Purchaser. Purchaser shall have delivered (i) the Purchase Price to Seller and (ii) any other document required to be delivered by Purchaser to Seller pursuant to Section 9.3.

                  Section 8.3 FCC Order. The FCC Order shall have been issued.

                  Section 8.4 Legal Proceedings. No governmental authority shall have enacted, enforced, issued or entered any law, rule, regulation or order, including in connection with any action or proceeding brought by a third party (not subsequently dismissed, settled, or otherwise terminated) which prohibits or invalidates the transactions contemplated by this Agreement other than an action or proceeding instituted by the Company or Seller.

                                    ARTICLE 9

                                   THE CLOSING

                  Section 9.1 Closing.

                  9.1(a) Unless otherwise agreed upon in writing by Purchaser and Seller, the Closing Date shall be on the tenth business day following satisfaction or waiver of the last condition precedent to Closing specified herein, but in no event later than June 30, 1999, (the "Final Closing Date").

                  9.1(b) The Closing shall be held at such time of day and place or places as the parties may agree.

                  Section 9.2 Delivery by Seller and the Company. At or before the Closing, the Company or Seller, as the case may be, shall deliver to

Purchaser the following:

                  9.2(a) Contracts, Agreements and Instruments. All such instruments of transfer, assignment and conveyance, and other instruments or documents in form and substance satisfactory to Purchaser, as shall be necessary to evidence the sale, assignment, transfer and conveyance of the Shares to Purchaser in accordance with this Agreement.

                  9.2(b) Certified Resolutions. A copy of (i) the resolutions of the board of directors of the Company, certified as being true, correct and complete and then in full force and effect, authorizing the execution, delivery and performance of the Agreement, and the consummation of the transactions contemplated thereby, and (ii) a copy of the articles of incorporation and by-laws of the Company, certified by the corporate secretary of the Company as being true, correct and complete as of the Closing Date.

                  9.2(c) Officers' Certificates.

                                      (i)   A certificate of the Company signed
by its president and corporate secretary certifying that all conditions set forth in Section 7.1 have been satisfied; and

                                      (ii)  A certificate signed by the
corporate secretary of the Company as to the incumbency of the officer executing this Agreement on behalf of the Company.

                  9.2(d) Stock Certificates. Stock certificates representing the Shares.


                  9.2(g) Other Documents. Such other documents to be delivered by Seller hereunder as are reasonably necessary for Purchaser to effectuate and document the transactions contemplated hereby.

                  Section 9.3 Delivery by Purchaser. At or before the Closing, Purchaser shall deliver to Seller the following:

                  9.3(a) Purchase Price Payment. The Purchase Price to Seller.

                  9.3(b) Purchaser Documents. Such certificates, instruments or documents as Seller may reasonably request in order to effect and document the transactions contemplated hereby.

                  9.3(c) Certified Resolution. A copy of (i) the resolutions of the board of directors of Purchaser, certified as being true, correct and complete and then in full force and effect, authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and (ii) a copy of the certificate of incorporation and by-laws of Purchaser, certified by the corporate secretary of Purchaser as being true, correct and complete as of the Closing Date.

                  9.3(d) Officers' Certificate.

                                      (i) A certificate of Purchaser signed by
its president and corporate secretary certifying that all conditions set forth in Section 10.1 have been satisfied; and

                                      (ii)  a certificate signed by the
corporate secretary of Purchaser as to the incumbency of the officer of Purchaser executing this Agreement on behalf of the Purchaser.

                  9.3(e) Other Documents. Such other documents to be delivered by Purchaser hereunder as are reasonably necessary for Seller to effectuate the transactions contemplated herein.

                                   ARTICLE 10

                                    SURVIVAL

                  Section 10.1 Survival of Representations. Except as otherwise set forth herein, all representations and warranties, covenants and agreements of Seller, the Company and Purchaser contained in or made pursuant to this Agreement or in any certificate furnished pursuant hereto shall not survive the Closing Date.

                                   ARTICLE 11

                                   TERMINATION

                  Section 11.1 Termination. This Agreement may be terminated at any time prior to the Closing by:

                  11.1(a) the mutual consent of Seller and Purchaser;

                  11.1(b) Purchaser, by written notice of termination delivered to Seller if either the Company or the Seller is in material default of its or his respective obligations hereunder and has failed to cure such default to Purchaser's reasonable satisfaction within thirty (30) days following written notice of such default sent by Purchaser to the Company or Seller, as appropriate, provided Purchaser is not in default hereof or;

                  11.1(c) Seller, by written notice of termination delivered to Purchaser, if Purchaser is in material default of its obligations hereunder and has failed to cure such default to Seller' reasonable satisfaction within thirty
(30) days following written notice of such default sent by Seller to Purchaser, provided that Seller and the Company are not in default hereof;

                  11.1(d) By either Purchaser or Seller upon written notice of termination delivered to the other in the event the conditions precedent to such party's obligations to close have not been satisfied or the closing has otherwise failed to occur by the Final Closing Date (as such date may be extended in accordance with Section 9.1).

                  Section 11.2 Effect of Termination. In the event this Agreement is terminated as provided in Section 11.1(a) or (d), this Agreement shall be deemed null, void and of no further force or effect, and the parties hereto shall be released from all future obligations hereunder with respect to the Station; provided, however, that the obligations of Purchaser and Seller as in Sections 5.3, 6.1, and 11.2, shall survive such termination. If this Agreement is subject to termination as provided in Sections 11.1(b) or (c), the rights of the parties shall be governed by ARTICLE 12.

                                   ARTICLE 12

                                    REMEDIES

                  Section 12.1 Default by Seller. If this Agreement is terminable by Purchaser pursuant to Section 11.1(b), Purchaser shall be entitled:

                  (i) by written notice to Seller, to terminate this Agreement; and

                  (ii) to pursue any and all remedies against Seller and the Company available at law or in equity.

                  Section 12.2 Default by Purchaser. If this Agreement is terminated pursuant to Section 11.1(c), Seller shall be entitled to pursue any and all remedies available at law or in equity against Purchaser.

                  Section 12.3 Remedies Not Exclusive. The remedies provided in this ARTICLE 12 shall be cumulative and not exclusive.

                                   ARTICLE 13

                               GENERAL PROVISIONS

                  Section 13.1 Notices. All notices, demands, requests, or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered or delivered by overnight air courier and addressed as follows:

                  (i)      If to Purchaser:

                           Radio Unica Corp.
                           8400 N.W. 52nd Street
                           Suite 101
                           Miami, Florida  33166
                           Attention:  Steven E. Dawson

                           with a required copy (which shall not constitute notice) to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           1440 New York Avenue
                           Washington, D.C.  20005
                           Attention:  John C. Quale

                  (ii)     If to the Company:

                           Blaya, Inc.
                           13645 Deering Bay Drive
                           Coral Gables, FL 33158
                           Attention:  Joaquin F. Blaya
                           with a required copy (which shall not constitute notice) to:

                           Leibowitz & Associates
                           One Southeast Third Avenue
                           Suite 450
                           Miami, FL 33131-1715
                           Attention: Matthew L. Leibowitz

                  (iii)    If to Seller:

                           Joaquin F. Blaya
                           13645 Deering Bay Drive
                           Coral Gables, FL 33158

                  Each notice, demand, delivery, request, or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

                  Section 13.2 Waiver. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

                  Section 13.3        Benefit and Assignment.

                  13.3(a) Except as hereinafter specifically provided in this
Section 13.3, no party hereto shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of Seller (if the assignor is Purchaser) or Purchaser (if the assignor is the Company or Seller); and any purported assignment contrary to the terms hereof shall be null, void and of no force and effect. Purchaser shall have the right to assign this Agreement to any entity or entities controlling, controlled by, or under common control with Purchaser so long as any such assignment will not delay the Closing beyond the date on which any Closing is required to occur in accordance with this Agreement.

Any assignment in accordance with the terms hereof shall become effective upon delivery of written notice in accordance with Section 13.1.

                  13.3(b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

                  Section 13.4 Entire Agreement; Amendment. This Agreement, and the other instruments and documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior oral or written agreements, commitments or understandings with respect to such matters. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the parties hereto.

                  Section 13.5 Severability. If any part of any provision of this Agreement or any other contract, agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said contract, agreement, document or writing.

                  Section 13.6 Headings. The headings of the sections and subsections contained in this Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

                  Section 13.7 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the laws of the State of Delaware, excluding the choice of law rules thereof.

                  Section 13.8 Signature in Counterparts. This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Purchase Agreement, or has caused this Stock Purchase Agreement to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.

                                   COMPANY

                                   BLAYA, INC.

                                   By:  /s/ Joaquin F. Blaya
                                        ---------------------
                                            Name:  Joaquin F. Blaya
                                            Title:   Chairman and CEO

                                   BLAYA

                                   /s/ Joaquin F. Blaya
                                   ---------------------
                                   Joaquin F. Blaya

                                   PURCHASER

                                   RADIO UNICA CORP.

                                   By:  /s/ Steven E. Dawson
                                        ---------------------
                                            Name: Steven E. Dawson
                                            Title:   Chief Financial Officer